SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                               November 21, 1996
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                       DONALDSON, LUFKIN & JENRETTE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     1-6862                  13-1898818
----------------------------   ------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
       of organization)                                  Identification Number)


                      277 Park Avenue
                     New York, New York                       10172
          ----------------------------------------         ----------
          (Address of principal executive offices)         (zip code)

                                 (212) 892-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)





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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

       The following exhibit is attached:

       Certificate of Designation of Donaldson, Lufkin & Jenrette, Inc. 4,000,000 Shares Fixed/Adjustable Rate Cumulative Preferred Stock, Series A





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                           CERTIFICATE OF DESIGNATION

                                       OF

                       DONALDSON, LUFKIN & JENRETTE, INC.

                     4,000,000 SHARES FIXED/ADJUSTABLE RATE
                      CUMULATIVE PREFERRED STOCK, SERIES A





                       Pursuant to Section 151(g) of the
                  General Company Law of the State of Delaware











November 21, 1996





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                               TABLE OF CONTENTS

                                                                      Page

 SECTION 1.   Number of Shares and Designation.......................   1
 SECTION 2.   Ranking................................................   1
 SECTION 3.   Dividends..............................................   1
 SECTION 4.   Liquidation Preference.................................   7
 SECTION 5.   Voting Rights..........................................   7
 SECTION 6.   Redemption.............................................   8






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                           CERTIFICATE OF DESIGNATION
                  OF 4,000,000 SHARES OF FIXED/ADJUSTABLE RATE
                      CUMULATIVE PREFERRED STOCK, SERIES A
                     OF DONALDSON, LUFKIN & JENRETTE, INC.

         The undersigned, Charles J. Hendrickson and Thomas E. Siegler, being respectively a Senior Vice President and the Secretary of Donaldson, Lufkin & Jenrette, Inc., a corporation organized and existing under the General Company Law of the State of Delaware (the "Company"), certify that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Company (the "Board of Directors") by the Restated Certificate of Incorporation of the Company, which authorizes the issuance, by the Company, of up to 25,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"), which authority was delegated to the Pricing Committee of the Board of Directors pursuant to a resolution adopted by the Board of Directors in accordance with Section 141 of the General Company Law of the State of Delaware on November 16, 1995, the Pricing Committee of the Board of Directors on November 19, 1996 duly adopted resolutions creating and providing for the issuance of a series of Preferred Stock with the following terms and conditions:

         SECTION 1. Number of Shares and Designation. Four million (4,000,000) shares of the 25,000,000 authorized shares of preferred stock, par value $.01 per share of the Company are hereby constituted as a series of preferred stock, par value $.01 per share, designated as "Fixed/Adjustable Rate Cumulative Preferred Stock, Series A" (hereinafter called the "Series A Preferred Stock").

         SECTION 2. Ranking. The Series A Preferred Stock will, on the date of original issuance, rank on a parity as to payment of dividends and distribution of assets upon dissolution, liquidation or winding up of the Company with each other outstanding series of Preferred Stock. The Series A Preferred Stock, together with each other series of Preferred Stock, will rank prior to the Common Stock of the Company as to the payment of dividends and distribution of assets upon dissolution, liquidation or winding up of the Company.

         SECTION 3. Dividends.

         (i) General. Cumulative cash dividends will be payable on each share of Series A Preferred Stock when, as, and if declared by the Board of Directors or a duly authorized committee thereof, out of funds legally available therefor.

         The initial dividend for the dividend period commencing on November 22, 1996 to (but excluding) February 28, 1997 will be $1.617 per share and will be payable on February 28, 1997. Thereafter, dividends on the Series A Preferred Stock will be payable quarterly, as, if and when declared by the Board of Directors of the Company on February 28, May 30, August 30 and November 30 of each year (each a "Dividend Payment Date") at the annual rate of 5.94% or $2.97 per share through November 30, 2001. After November 30, 2001, dividends rate on the Series A Preferred Stock will be payable on each Dividend Payment Date, as, if and when declared by the Board of Directors of the Company at the Applicable Rate from time to time in effect. The Applicable Rate per annum for each dividend period





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beginning on or after November 30, 2001 will be equal to 0.50% plus the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Thirty Year Constant Maturity Rate (each as defined below), as determined in advance of such dividend period. The Applicable Rate per annum for each dividend period beginning November 30, 2001 will not be less than 6.44% nor greater than 12.44% (without taking into account any adjustments as described below).

         If a Dividend Payment Date is not a business day, dividends (if declared) on the Series A Preferred Stock will be paid on the next business day, without interest. A dividend period with respect to a Dividend Payment Date is the period commencing on the preceding Dividend Payment Date and ending on the day immediately prior to the next Dividend Payment Date. Dividends will be payable to holders of record as they appear on the stock books of the Company on the record date fixed by the Board of Directors of the Company.

         Dividends on the Series A Preferred Stock will be cumulative and rights will accrue to the holders of the Series A Preferred Stock if the Company fails to declare one or more dividends on the Series A Preferred Stock in any amount, whether or not the earnings or financial condition of the company were sufficient to pay such dividends in whole or in part.

         (ii) Adjustable Rate Dividends. The "Applicable Rate" per annum for each dividend period beginning November 30, 2001 will be equal to 0.50% plus the Effective Rate (as defined below) for such dividend period, but not less than 6.44% nor greater than 12.44% (without taking into account any adjustments as described in paragraph (viii) below). The "Effective Rate" for each dividend period beginning November 30, 2001 will be equal to the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Thirty Year Constant Maturity Rate (each as defined below) for such dividend period. The Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Thirty Year Constant Maturity Rate will each be rounded to the nearest five hundredths of a percent. In the event that the Company determines in good faith that for any reason: (A) any one of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Thirty Year Constant Maturity Rate cannot be determined for any dividend period, then the effective rate for such dividend period will be equal to whichever two of such rates can be so determined; (B) only one of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Thirty Year Constant Maturity Rate can be determined for any dividend period, then the Effective Rate for such dividend period will be equal to whichever such rate can be so determined; or (C) none of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Thirty Year Constant Maturity Rate can be determined for any dividend period, then the Effective Rate for the preceding dividend period will be continued for the succeeding dividend period.

         The "Treasury Bill Rate" will be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate is published during the relevant Calendar Period (as defined below)) for three-month U.S. Treasury bills, as published weekly by the Federal Reserve Board (as defined below) during the Calendar Period immediately preceding the last ten calendar days preceding the dividend period for which the dividend rate on the Series A Preferred Stock is being determined, except as described below in this paragraph. In the event that the Federal Reserve Board does not publish such a weekly per annum market discount rate during any

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such Calendar Period, then the Treasury Bill Rate for such dividend period will be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate is published during the relevant Calendar Period) for three-month
U.S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Company. In the event that a per annum market discount rate for three-month U.S. Treasury bills is not published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such dividend period will be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate is published during the relevant Calendar Period) for all of the U.S. Treasury bills then having remaining maturities of not less than 80 nor more than 100 days, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board does not publish such rates, by any Federal
Reserve Bank or by any U.S. Government department or agency selected by the Company. In the event that the Company determines in good faith that for any reason no such U.S. Treasury bill rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such dividend period will be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable non-interest-bearing U.S. Treasury securities with a remaining maturity of not less than 80 nor more than 100 days from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations are not generally available) to the Company by at least three recognized dealers in U.S. Government securities selected by the Company. In the event that the Company determines in good faith that for any reason the Company cannot determine the Treasury Bill Rate for any dividend period as provided above in this paragraph, the Treasury Bill Rate for such dividend period will be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest-bearing U.S. Treasury securities with a remaining maturity of not less than 80 nor more than 100 days, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations are not generally available) to the Company by at least three recognized dealers in U.S. Government securities selected by the Company.

         The "Ten Year Constant Maturity Rate" will be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (as defined below) (or the one weekly per annum Ten Year Average Yield, if only one such yield is published during the relevant Calendar Period), as published weekly by the Federal Reserve Board during the Calendar Period immediately preceding the last ten calendar days preceding the dividend period for which the dividend rate on the Series A Preferred Stock is being determined, except as described below in this paragraph. In the event that the Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such dividend period will be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such yield is published during the relevant Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Company. In the event that a per annum Ten Year Average Yield is not published by the Federal

                                       3




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Reserve Board or by any Federal Reserve Bank or by any U.S. Government
department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such dividend period will be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield is published during the relevant Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities (as defined below)) then having remaining maturities of not less than eight nor more than twelve years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board does not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Company. In the event that the Company determines in good faith that for any reason the Company cannot determine the Ten Year Constant Maturity Rate for any dividend period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such dividend period will be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than twelve years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations are not generally available) to the Company by at least three recognized dealers in U.S. Government securities selected by the Company.

         The "Thirty Year Constant Maturity Rate" will be the arithmetic average of the two most recent weekly per annum Thirty Year Average Yields (as defined below) (or the one weekly per annum Thirty Year Average Yield, if only one such yield is published during the relevant Calendar Period), as published weekly by the Federal Reserve Board during the Calendar Period immediately preceding the last ten calendar days preceding the dividend period for which the dividend rate on the Series A Preferred Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Thirty Year Average Yield during such Calendar Period, then the Thirty Year Constant Maturity Rate for such dividend period will be the arithmetic average of the two most recent weekly per annum Thirty Year Average Yields (or the one weekly per annum Thirty Year Average Yield, if only one such yield is published during the relevant Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Company. In the event that a per annum Thirty Year Average Yield is not published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Thirty Year Constant Maturity Rate for such dividend period will be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield is published during the relevant Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having remaining maturities of not less than twenty-eight nor more than thirty years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board does not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Company. In the event that the Company determines in good faith that for any reason the Company cannot determine the Thirty Year Constant Maturity Rate for any applicable dividend period as provided above in this paragraph, then the Thirty Year Constant

                                       4




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Maturity Rate for such dividend period will be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than twenty-eight nor more than thirty years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations are not generally available) to the Company by at least three recognized dealers in U.S. Government securities selected by the Company.

         The Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Thirty Year Constant Maturity Rate will each be rounded to the nearest five hundredths of a percent.

         The Applicable Rate with respect to each dividend period beginning November 30, 2001 will be calculated as promptly as practicable by the Company according to the appropriate method described above. The Company will cause notice of the Applicable Rate for the next dividend period to be enclosed with the dividend payment check mailed to the holders of Series A Preferred Stock.

         As used above, the term "Calendar Period" means a period of fourteen calendar days; the term "Federal Reserve Board" means the Board of Governors of the Federal Reserve System; the term "Special Securities" means securities which can, at the option of the holder, be surrendered at face value in payment of any Federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount; the term "Ten Year Average Yield" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years); and the term "Thirty Year Average Yield" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of thirty years).

         (iii) Changes in the Dividends Received Percentage. If one or more amendments to the Internal Revenue Code of 1986, as amended (the "Code"), are enacted which change the percentage of the dividends received deduction as specified in Section 243(a)(1) of the Code or any successor provision (the "Dividends Received Percentage"), the amount of each dividend on each share of the Series A Preferred Stock for dividend payments made on or after the date of enactment of such change will be adjusted by multiplying the amount of the dividend payable determined as described above (before adjustment) by a factor, which will be the number determined in accordance with the following formula (the "DRD Formula"), and rounding the result to the nearest cent:

                               1-[.35 (1 - .70)]
                               -----------------
                               1-[.35 (1 - DRP)]

For the purposes of the DRD Formula, "DRP" means the new Dividends Received Percentage applicable to the dividend in question. No amendment to the Code, other than a change in the percentage of the dividends received deduction set forth in Section 243(a)(1) of the Code or any successor provision, will give rise to an adjustment. Notwithstanding the foregoing

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provisions, in the event that, with respect to any such amendment, the Company shall receive either an unqualified opinion of nationally recognized independent tax counsel selected by the Company or a private letter ruling or similar form of authorization from the Internal Revenue Service to the effect that such an amendment would not apply to dividends payable on the Series A Preferred Stock, then any such amendment shall not result in the adjustment provided for pursuant to the DRD Formula. The opinion referenced in the previous sentence will be based upon a specific exception in the legislation amending the DRP or upon a published pronouncement of the Internal Revenue Service addressing such legislation. Unless the context otherwise requires, references to dividends herein shall mean dividends as adjusted by the DRD Formula. The Company's calculation of the dividends payable as so adjusted and as certified accurate as to calculation and reasonable as to method by the independent certified public accountants then regularly engaged by the Company, shall be final and not subject to review.

         If any amendment to the Code which reduces the Dividends Received Percentage is enacted after a record date and before the next Dividend Payment Date, the amount of dividend payable on such Dividend Payment Date will not be increased above, but instead, an amount equal to the excess of (x) the product of the dividends paid by the Corporation on such Dividend Payment Date and the DRD Formula (where the DRP used in the DRD Formula would be equal to the reduced Dividends Received Percentage) and (y) the dividends paid by the Company on such Dividend Payment Date, will be payable (if declared) to holders of record on the next succeeding Dividend Payment Date in addition to any other amounts payable on such date.

         In addition, if, prior to May 31, 1997, an amendment to the Code is enacted that reduces the Dividends Received Percentage and such reduction retroactively applies to a Dividend Payment Date as to which the Company previously paid dividends on the Series A Preferred Stock (each an "Affected Dividend Payment Date"), the Company will pay (if declared), additional dividends (the "Additional Dividends") on the next succeeding Dividend Payment Date (or if such amendment is enacted after the dividend payable on such Dividend Payment Date has been declared, on the second succeeding Dividend Payment Date following the date of enactment) to holders of record on such succeeding Dividend Payment Date in an amount equal to the excess of (x) the product of the dividends paid by the Company on each Affected Dividend Payment Date and the DRD Formula (where the DRP used in the DRD Formula would be equal to the Dividends Received Percentage applied to each Affected Dividend Payment
Date) and (y) the dividends paid by the Company on each Affected Dividend Payment Date.

         Additional Dividends will not be paid as a result of the enactment of any amendment to the Code on or after May 31, 1997 which retroactively reduces the Dividends Received Percentage, or if prior to May 31, 1997, such amendment would not result in an adjustment due to the Company having received either an opinion of counsel or tax ruling referred to in the third preceding paragraph. The Company will only make one payment of Additional Dividends.

         In the event that the amount of dividend payable per share of the Series A Preferred Stock will be adjusted pursuant to the DRD Formula and/or Additional Dividends are to be

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paid, the Company will cause notice of each such adjustment and, if applicable, any Additional Dividends, to be sent to the holders of the Series A Preferred Stock with the payment of dividends on the next Dividend Payment Date after the date of such adjustment.

         If the Dividends Received Percentage is reduced to 50% or less, the Company may at its option redeem the Series A Preferred Stock as a whole but not in part as described below.

         SECTION 4. Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of Series A Preferred Stock will be entitled to receive out of the assets of the Company available for distribution to stockholders, before any distribution of assets is made on the Company's Common Stock or any other class or series of stock of the company ranking junior to the Series A Preferred Stock upon liquidation, liquidating distributions in the amount of $50 per share, plus an amount equal to the sum of all accrued and unpaid dividends including any increase in dividends payable due to changes in the Dividends Received Percentage and Additional Dividends (whether or not earned or declared) for the then current dividend period and all dividend periods prior thereto.

         SECTION 5. Voting Rights. The holders of shares of Series A Preferred Stock will not be entitled to vote, except as set forth below or as expressly required by applicable law.

              If the equivalent of six quarterly dividends payable on the Series A Preferred Stock or any other class or series of preferred stock are in default, the number of directors of the Company will be increased by two (without duplication of any increase made pursuant to the terms of any other series of preferred stock of the Company), and the holders of the Series A Preferred Stock, voting as a single class with the holders of shares of any other class of the Company's preferred stock ranking on a parity with the Series A Preferred Stock either as to dividends or distribution of assets and upon which like voting rights have been conferred and are exercisable, will be entitled to elect such two directors to fill such newly-created directorships. Such right shall continue until full cumulative dividends for all past dividend periods on all preferred shares of the Company, including any shares of the Series A Preferred Stock, have been paid or declared and set apart for payment. Any such elected directors shall serve until the Company next annual meeting of stockholders (notwithstanding that prior to the end of such term the dividend default shall cease to exist) or until their respective successors shall be elected and qualify.

              The affirmative vote or consent of the holders of at least 66-2/3% of the outstanding shares of the Series Preferred Stock will be required for any amendment of the articles of incorporation of the Company (or any certificate supplemental thereto) which will adversely affect the powers, preferences, privileges or rights of the Series A Preferred Stock. The affirmative vote or consent of the holders of at least 66-2/3% of the outstanding shares of the Series A Preferred Stock and any other series of the Company's preferred stock ranking on a parity with the Series A Preferred Stock either as to dividends or upon liquidation, voting as a single class without regard to series, will be required to issue, authorize or increase the authorized amount of, or issue or authorize any obligation or security convertible into or evidencing a right to purchase, any additional class or series of stock ranking prior to

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the Series A Preferred Stock as to dividends or upon liquidation, or to reclassify any authorized stock of the Company into such prior shares, but such vote will not be required for the Company to take any such actions with respect to any stock ranking on a parity with or junior to the Series A Preferred Stock.

         SECTION 6. Redemption. Prior to November 30, 2001, the Series A Preferred Stock is not redeemable except under certain limited circumstances as described below. On or after such date, each share of Series A Preferred Stock will be redeemable, in whole or in part, out of funds legally available therefor, at a redemption price of $50 per share, together in each case with accrued and unpaid dividends (whether or not declared) to the date fixed for redemption.

         However, if the Dividends Received Percentage is equal to or less than 50% and, as a result, the amount of dividends on the Series A Preferred Stock payable on any Dividend Payment Date will be or is adjusted upwards as described above, the Company, at its option, may redeem all, but not less than all, of the outstanding shares of the Series A Preferred Stock not withstanding the preceding paragraph, provided, that within sixty days of the date on which an amendment to the Code is enacted which reduces the Dividends Received Percentage to 50% or less, the Company sends notice to holders of the Series A Preferred Stock of such redemption. Any redemption of the Series A Preferred Stock pursuant to this paragraph will take place on the date specified in the notice, which will not be less than thirty nor more than sixty days' from the date such notice is sent to holders of the Series A Preferred Stock. Any redemption of the Series A Preferred Stock will be at the applicable redemption price set forth in the following table, in each case plus accrued and unpaid dividends (whether or not declared) thereon from the immediately preceding Dividend Payment Date to the date fixed for redemption, including any increase in dividends payable due to changes in the Dividends Received Percentage and Additional Dividends.


                                                              REDEMPTION
                     REDEMPTION PERIOD                     PRICE PER SHARE
         --------------------------------------            ---------------
         November 22, 1996 to November 29, 1997                 $52.50
         November 30, 1997 to November 29, 1998                  52.00
         November 30, 1998 to November 29, 1999                  51.50
         November 30, 1999 to November 29, 2000                  50.50
         November 30, 2000 to November 29, 2001                  50.00
         On or after November 30, 2001


         In addition, if the holders of the shares of the Series A Preferred Stock are entitled to vote upon or consent to a merger or consolidation of the Company, and if the Company offers to purchase all of the outstanding shares of the Series A Preferred Stock (the "Offer"), then each holder of Series A Preferred Stock who does not sell their shares of Series A Preferred Stock pursuant to the Offer shall be deemed irrevocably to have voted or consented all shares of Series A Preferred Stock owned by such holder in favor of the merger or consolidation of the Company without any further action by the holder. The Offer shall be at a price of $50 per share, together with accrued and unpaid dividends, if any, to the date fixed for redemption, including any increase in dividends payable due to increases in the Dividends

                                       8




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Received Percentage and Additional Dividends. The Offer must remain open for acceptance for a period of at least 30 days.

         Holders of Series A Preferred Stock will have no right to require redemption of the Series A Preferred Stock.

         The Series A Preferred Stock is not subject to any mandatory redemption, sinking fund or other similar provisions.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DONALDSON, LUFKIN & JENRETTE, INC.



Date:  November 21, 1996               By: /s/ Thomas E. Siegler
                                          ---------------------------


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